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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2003

McDONALD'S CORPORATION
(Exact name of Registrant as specified in Charter)

Delaware	1-5231	36-2361282
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One McDonald's Plaza
Oak Brook, Illinois 60523
(630) 623-3000
(Address and Phone Number of Principal Executive Offices)

Item 9. Regulation FD Disclosure and Disclosure of Results of Operations and Financial Condition (Item 12).

        The following information is being furnished under Items 9 and 12 of Form 8-K: On April 10, 2003, McDonald's Corporation (the "Company") issued a press release announcing the Company's March and First Quarter 2003 sales. The text of the press release is attached as Exhibit 99 to this Form 8-K and incorporated herein by reference.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD'S CORPORATION
(Registrant)
Date: April 14, 2003	By:	/s/ MATTHEW H. PAULL Matthew H. Paull Corporate Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.
99	News Release of McDonald's Corporation issued April 10, 2003: McDonald's Reports March and First Quarter 2003 Sales (furnished solely pursuant to Items 9 and 12 of Form 8-K).

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  Item 9. Regulation FD Disclosure and Disclosure of Results of Operations and Financial Condition (Item 12).
SIGNATURE
Exhibit Index